                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 21, 2003


                            THE MEN'S WEARHOUSE, INC.
               (Exact name of Registrant as specified in charter)



                 TEXAS                                                                    74-1790172
      (State or other jurisdiction                    1-16097                          (I.R.S. Employer
           of Incorporation)                  (Commission File Number)                Identification No.)



                        5803 GLENMONT DRIVE
                          HOUSTON, TEXAS                                         77081
             (Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (713) 592-7200


                                 ---------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
    (c)  Exhibits.
         99.1     Press Release dated May 21, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

         On May 21, 2003, The Men's Wearhouse, Inc. issued a press release reporting its earnings results for the first fiscal quarter of 2003. The press release is attached hereto as Exhibit 99.1. The information contained in this report is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed in accordance with interim guidance provided by the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    THE MEN'S WEARHOUSE, INC.
                                    (Registrant)


Date: May 22, 2003                  By: /s/ Neill P. Davis
                                       -----------------------------------------
                                       Neill P. Davis
                                       Executive Vice President, Chief Financial
                                       Officer and Principal Financial Officer

                                INDEX TO EXHIBITS


Number       Exhibit
------       -------

99.1         Press Release dated May 21, 2003.